UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                             -----------------------

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                        Date of Report: January 17, 2008

                                  TIFFANY & CO.

             (Exact name of Registrant as specified in its charter)



      Delaware                         1-9494                    13-3228013
(State or other jurisdiction         (Commission              (I.R.S. Employer
   of incorporation)                  File Number)           Identification No.)


 727 Fifth Avenue, New York, New York                              10022
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01   Other Events.

On January 17, 2008, Registrant issued a press release announcing its Board of Directors has extended the expiration of its current stock repurchase program and authorized the additional repurchase of up to $500 million of Common Stock. This increase will enable the Company to repurchase up to $637 million of its Common Stock through January 31, 2011. A copy of the January 17, 2008 press release is attached hereto as Exhibit 99.1 to this Form 8-K.



Item 9.01.        Financial Statements and Exhibits.

    (c)           Exhibits

                  99.1  Press Release dated January 17, 2008.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           TIFFANY & CO.


                                      BY: /s/ Patrick B. Dorsey
                                         ______________________________________
                                         Patrick B. Dorsey
                                         Senior Vice President, General Counsel
                                         and Secretary



Date:  January 17, 2008


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EXHIBIT INDEX


Exhibit No.       Description

99.1              Text of Press Release issued by Tiffany & Co., dated
                  January 17, 2008.